Exhibit 99.3

HUMAN RESOURCE MICRO-SYSTEMS, INC. BUSINESS COMBINATION

On June 29, 2007, the Company purchased 100% of the issued and outstanding capital stock of Human Resource Micro-Systems, Inc., a California corporation (“HRMS”).  The aggregate purchase price was $2,000,000, of which amount the Company paid the selling shareholders $1,100,000 and issued them 384,968 shares of the Company’s restricted common stock valued at $400,000 (based upon the volume-weighted average closing bid price of the common stock during the ten consecutive trading days immediately preceding the closing).  The Stock Purchase Agreement provided that the selling shareholders be paid the remaining $500,000 twelve months after closing through an escrow account, subject to offset with respect to any claims for indemnity by the Company under the terms of the Stock Purchase Agreement.

The HRMS product delivers customizable software solutions for domestic and global mid-market organizations seeking to optimize their human resources service delivery and is being integrated with the Company’s existing human resources outsourcing services based in San Francisco, California in order to broaden the Company’s HRO offering to its customers.

The following unaudited pro forma financial information presents the combined results of operations of the Company and HRMS for the year ended December 31, 2006 and for the six months ended June 30, 2007 as if the acquisition had occurred on January 1, 2006 and January 1, 2007, respectively.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006
(Unaudited)
				Pro forma
	BPO			BPO
	Management		Pro forma	Management
	Services, Inc.	HRMS	Adjustments	Services, Inc.
ASSETS
Current assets:
Cash and cash equivalents	$706,197	$188,061	$-	$894,258
Accounts receivable	743,114	208,502	-	951,616
Inventory consisting of finished goods	37,960	-	-	37,960
Income taxes receivable	250,000	-	-	250,000
Prepaid expenses and other current assets	123,165	11,190	-	134,355
Total current assets	1,860,436	407,753	-	2,268,189

Equipment	509,929	5,615	-	515,544
Goodwill	4,009,223		2,026,465	6,035,688
Intangible assets	1,114,698	-	-	1,114,698
Other Assets	146,723	-	-	146,723
	$7,641,009	$413,368	$2,026,465	$10,080,842

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt	$322,778	$-	$-	$322,778
Current portion of capital lease obligations	170,976	-	-	170,976
Bank credit line	-	95,000	-	95,000
Accounts payable	1,381,243	7,030	-	1,388,273
Accrued expenses	725,935	1,671		727,606
Purchase price payable-short term	977,473		-	977,473
Income taxes payable	-	-	-	-
Deferred revenues	334,672	381,638	-	716,310
Related party notes payable	516,157	-	-	516,157
Severence obligations payable	543,291	-	-	543,291
Other current liabilities	25,491	-	-	25,491
Total current liabilities	4,998,016	485,339	-	5,483,355

Long-term debt, net of current portion	39,475		-	39,475
Capital lease obligations, net of current portion	10,328	-	-	10,328
Purchase price payable-long term	179,579	-	-	179,579
Other long-term liabilities	33,115	169,319	-	202,434
Total liabilities	5,260,513	654,658	-	5,915,171

Stockholders equity:
Capital stock	125,594	-	3,850	129,444
Additional paid-in capital	6,462,928	107,384	2,022,615	8,592,927
Accumulated deficit	(4,100,706)	(348,674)	-	(4,449,380)
Accumulated other comprehensive loss, foreign currency translation adjustments	(107,320)	-	-	(107,320)
Total stockholders ' equity	2,380,496	(241,290)	2,026,465	4,165,671
	$7,641,009	$413,368	$2,026,465	$10,080,842

Pro forma adjustments: The adjustments reflect the booking of goodwill which resulted from the difference between net assets and net liabilities acquired with an entry for the issued common stock and a corresponding entry to equity.
All intercompany balances have been eliminated.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006
(Unaudited)

				PRO FORMA
	BPO			BPO
	MANAGEMENT		PRO FORMA	MANAGEMENT
	SERVICES, INC.	HRMS	ADJUSTMENTS	SERVICES, INC.

Revenues:
Enterprise content management	$2,713,769	$-	$-	$2,713,769
IT outsourcing services	1,833,052	-	-	1,833,052
Human resource outsourcing servicing	164,318	1,119,058	-	1,283,376

Total revenues	4,711,139	1,119,058	-	5,830,197

Operating expenses:
Cost of services provided	1,523,983	308,328	-	1,832,311
Selling, general and administrative	5,737,335	805,764	-	6,543,099
Research and development	19,491	-	-	19,491
Change in estimated severance liability	(223,726)	-	-	(223,726)
Share-based compensation	598,031	-	-	598,031

Total operating expenses	7,655,114	1,114,092	-	8,769,206

Loss from operations	(2,943,975)	4,966	-	(2,939,009)

Interest expense (income)
Related parties	-	-	-	-
Amortization of related party debt discount	-	-	-	-
Other (net)	366,943	21,589	-	388,532
Other Expense (Income)	(10,732)	8,892	-	(1,840)

Total interest and other expense	356,211	30,481	-	386,692

Net loss	$(3,300,186)	$(25,515)	$-	$(3,325,701)

Basic and diluted net loss per share	$(0.39)	$(0.07)	$-	$(0.37)

Basic and diluted weighted average common	8,496,119	384,968		8,881,087

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
FOR THE SIX MONTHS ENDED JUNE 30, 2007
(Unaudited)
				Pro forma
	BPO			BPO
	Management		Pro forma	Management
	Services, Inc.	HRMS	Adjustments	Services, Inc.
ASSETS
Current assets:
Cash and cash equivalents	$5,250,420	$15,702	$-	$5,266,122
Restricted cash	1,948,434	-	-	1,948,434
Accounts receivable	2,505,583	252,008	-	2,757,591
Inventory consisting of finished goods	158,442	-	-	158,442
Prepaid expenses and other current assets	174,675	8,876	-	183,551
Total current assets	10,037,554	276,586	-	10,314,140

Equipment	949,871	2,611	-	952,482
Goodwill	7,676,818	-	2,026,465	9,703,283
Intangible assets	1,010,030	-	-	1,010,030
Other Assets	97,689	-	-	97,689
	$19,771,962	$279,197	$2,026,465	$22,077,624

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt	$277,545	$-	$-	$277,546
Current portion of capital lease obligations	92,955	-	-	92,955
Accounts payable	2,985,987	6,680	-	2,992,666
Accrued expenses	1,005,785	(10,660)	-	995,125
Accrued interest-related party	62,384	-	-	62,384
Accrued dividend payable-related party	75,186	-	-	75,186
Amount due former shareholders of acquired companies	1,886,301	-	-	1,886,301
Income taxes payable	229,506	-	-	229,506
Deferred revenues	623,010	481,505	-	1,104,515
Related party notes payable	1,200,000	-	-	1,200,000
Severence obligations payable	480,015	-	-	480,015
Total current liabilities	8,918,674	477,525	-	9,396,199

Long-term debt, net of current portion	30,225	-	-	30,225
Capital lease obligations, net of current portion	402,345	-	-	402,345
Total liabilities	9,351,244	477,525	-	9,828,769

Stockholders equity:
Capital stock	140,494	-	3,850	144,344
Additional paid-in capital	17,422,327	261,282	2,022,615	19,706,224
Accumulated deficit	(6,744,226)	(459,610)	-	(7,203,836)
Accumulated other comprehensive loss, foreign currency translation adjustments	(397,877)	-	-	(397,877)
Total stockholders ' equity	10,420,718	(198,328)	2,026,465	12,248,855
	$19,771,962	$279,197	$2,026,465	$22,077,624

Pro forma adjustments: The adjustments reflect the booking of goodwill which resulted from the difference between net assets and net liabilities acquired with an entry for the issued common stock and a corresponding entry to equity.

All intercompany balances have been eliminated.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007
(Unaudited)

				PRO FORMA
	BPO			BPO
	MANAGEMENT		PRO FORMA	MANAGEMENT
	SERVICES, INC.	HRMS	ADJUSTMENTS	SERVICES, INC.

Revenues:
Enterprise content management	$2,362,044	$-	$-	$2,362,044
IT outsourcing services	1,980,913	-	-	1,980,913
Human resource outsourcing servicing	13,817	587,423	-	601,240

Total revenues	4,356,774	587,423	-	4,944,197

Operating expenses:
Cost of services provided	1,873,488	239,634	-	2,113,122
Selling, general and administrative	4,152,679	436,499	-	4,589,178
Research and development	93,366	-	-	93,366
Share-based compensation	146,743	-	-	146,743

Total operating expenses	6,266,276	676,133	-	6,942,409

Loss from operations	(1,909,502)	(88,710)	-	(1,998,212)

Interest expense (income)
Related parties	62,597	-	-	62,597
Amortization of related party debt discount	594,029	-	-	594,029
Other (net)	87,345	14,434	-	101,779
Other Expense	14	7,791	-	7,805

Total interest and other expense	743,985	22,225	-	766,210

Net loss	$(2,653,487)	$(110,935)	$-	$(2,764,422)

Basic and diluted net loss per share	$(0.31)	$(0.29)		$(0.31)

Basic and diluted weighted average common	8,621,521	384,968		9,006,489